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                                EXHIBIT NO. 10. 3

                       AMENDMENTS TO FACILITIES AGREEMENT

                                       AND

                         FACILITIES FEE REFUND AGREEMENT

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             NOTE: THIS AGREEMENT WAS TERMINATED ON OCTOBER 1, 1995.

                        AMENDMENT TO FACILITIES AGREEMENT

                                       AND

                         FACILITIES FEE REFUND AGREEMENT

Agreement dated as of the 24th day of September, 1984, between UCI Medical Affiliates of South Carolina, Inc. ("Company"), a South Carolina corporation and a wholly owned subsidiary of UCI Medical Affiliates, Inc. ("UCI"), and Doctor's Care, P.A. ("PA") of South Carolina.

It is agreed that all provisions of the 1984 and Amendment shall remain in place and that the following new provisions shall be added to the agreement and by signature, each party is indicating their acceptance and ratification of the new changes and the original/amended agreements.

(A)      Additional compensation

         1. Whereas, the Company does acknowledge the effort provided by the PA, the Company wishes to recognize the results and provide the following plan for the payment of the additional compensation:

              a) All "Doctor's Care" facilities shall show a return on the investment before calculation of any additional compensation being paid to PA.

                                BASE            PERCENTAGE

            Seven Oaks       $135,000                35%
            Northeast          60,000                35%
                               60,000                25%
            Columbia East         - 0 -              50%
            Lexington          22,500                35%
            Forest Acres          - 0 -              35%
            Sumter             12,000                35%
            West Columbia         - 0 -              35%
            Beltline              - 0 -              25%
            West Wateree          - 0 -              25%
            West Ashley           - 0 -              25%
            Northwoods            - 0 -              25%
            Summerville           - 0 -              25%
            East Blackstock       - 0 -              25%
            Greenville            - 0 -              25%

              Upon the completion of the year end audit by the outside auditors, the calculation shall be made for the amount of facility fee to be due to PA.

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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date of October 1, 1989.

                                                  UCI MEDICAL AFFILIATES, INC.

WITNESS:  /s/ John Bright                            /s/ M.F. McFarland

                                                     DOCTOR'S CARE, PA

WITNESS:  /s/ John Bright                            /s/ M.F. McFarland

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                        AMENDMENT TO FACILITIES AGREEMENT

                                       AND

                         FACILITIES FEE REFUND AGREEMENT

Agreement dated as of the 24th day of September, 1984, between UCI Medical Affiliates of South Carolina, Inc. ("Company"), a South Carolina corporation and a wholly owned subsidiary of UCI Medical Affiliates, Inc. ("UCI"), and Doctor's Care, P.A. ("PA"), of South Carolina.

In consideration of the Agreement of PA to utilize facilities, equipment and other assets of the Company in South Carolina pursuant to the Facilities Agreement between PA and Company dated September 24, 1984 (the "Facilities Agreement"), Company and PA agree as follows:

1. PA and Company shall contemporaneously herewith execute the Facilities Agreement and Facilities Fee Refund Agreement.

2. Should total fees collected by PA pursuant to the Facilities Agreement at any time not be sufficient for PA to pay wages, salaries and other compensation, including withholding, etc., for Professionals and other medically related personnel employed by or under contract with PA, Company shall, within five (5) days of written notice by PA of the amount of such insufficiency and such documentation as may be reasonably required by Company, pay over to Company an amount sufficient to enable PA to pay such wages, salaries and other compensation.

3. Company agrees that the amounts to be paid pursuant to paragraph 1 of the Facilities Fee Refund Agreement shall be paid to PA based upon the pre-tax profit of the respective clinics regardless of the fee actually paid over to Company under the Facilities Agreement, it being understood and agreed by the parties that billings generated by a particular clinic will be used to be extent necessary to pay wages, salaries and other compensation required to be paid to Professionals and other medically related personnel employed at existing clinics and clinics opened subsequent to the execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Attest:                                    UCI MEDICAL AFFILIATES, INC.

/s/ Jack Cheek                             By:  /s/ Herbert Zlotnick
Secretary                                  Its:   Chairman of the Board

                            UCI MEDICAL AFFILIATES OF
                              SOUTH CAROLINA, INC.

/s/ Jack Cheek                       By:  /s/ Herbert Zlotnick
Secretary                            Its:   President

                                     DOCTOR'S CARE, P.A.

/s/ Gerald A. Fishman                By:  /s/ M.F. McFarland
Secretary                            Its:   President